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Scudder Small Company Value Fund

Classes A, B and C

Annual Report

July 31, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Accountants

<Click Here> Tax Information

<Click Here> Shareholder Meeting Results

<Click Here> Trustees and Officers

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

Scudder Small Company Value Fund	Nasdaq Symbol	CUSIP Number
Class A	SAAUX	811196-724
Class B	SABUX	811196-716
Class C	SACUX	811196-690

Scudder Investments is part of Deutsche Asset Management, which as of June 30, 2002 was one of the world's largest asset managers with approximately $800 billion assets under management. Scudder's products and services include mutual funds, closed-end funds, variable and fixed annuity portfolios, retirement services, cash management and alternative investments.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Performance Summary July 31, 2002

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder Small Company Value Fund	1-Year	3-Year	5-Year	Life of Fund**
Class A(a)	-2.94%	2.29%	2.07%	9.08%
Class B(a)	-3.67%	1.49%	1.26%	8.22%
Class C(a)	-3.66%	1.51%	1.28%	8.25%
Russell 2000 Value Index+	-5.51%	7.03%	5.36%	10.98%
Russell 2000 Index++	-17.96%	-2.83%	.16%	5.64%
S&P 500 Index Index++	-23.63%	-10.66%	.44%	8.57%

Sources: Lipper, Inc. and Deutsche Asset Management

** The Fund commenced operations on October 6, 1995. Index comparisons begin October 31, 1995.
Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 7/31/02	$ 20.77	$ 20.71	$ 20.71
Commencement of sales (12/3/01)	$ 20.89	$ 20.89	$ 20.89
Distribution Information: For the period December 3, 2001 (commencement of sales) to July 31, 2002 Income Dividends	$ .07	$ .03	$ .03

Class S Lipper Rankings* - Small-Cap Value Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	78	of	284	28
3-Year	191	of	213	90
5-Year	98	of	127	77

Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment(b)* (Adjusted for Sales Charge)
-- Scudder Small Company Value Fund - Class A -- Russell 2000 Value Index+ - - - Russell 2000 Index++ - - - - S&P 500 Index+++

Yearly periods ended July 31

Comparative Results* (Adjusted for Sales Charge)
Scudder Small Company Value Fund		1-Year	3-Year	5-Year	Life of Fund**
Class A(c)	Growth of $10,000	$9,148	$10,086	$10,440	$17,040
	Average annual total return	-8.52%	.29%	.87%	8.13%
Class B(c)	Growth of $10,000	$9,345	$10,252	$10,547	$17,136
	Average annual total return	-6.55%	.83%	1.07%	8.22%
Class C(c)	Growth of $10,000	$9,634	$10,459	$10,659	$17,163
	Average annual total return	-3.66%	1.51%	1.28%	8.25%
Russell 2000 Value Index+	Growth of $10,000	$9,449	$12,261	$12,984	$20,208
	Average annual total return	-5.51%	7.03%	5.36%	10.98%
Russell 2000 Index++	Growth of $10,000	$8,204	$9,174	$10,082	$14,487
	Average annual total return	-17.96%	-2.83%	.16%	5.64%
S&P 500 Index+++	Growth of $10,000	$7,637	$7,130	$10,223	$17,415
	Average annual total return	-23.63%	-10.66%	.44%	8.57%

The growth of $10,000 is cumulative.

* Returns and rankings during the 3-year, 5-year and Life of Fund periods shown reflect a temporary fee and/or expense waiver. Without this waiver, returns and rankings would have been lower. Rankings are for Class S shares; rankings for share classes may vary.
** The Fund commenced operations on October 6, 1995. Index comparisons begin October 31, 1995.
a On December 3, 2001, the Fund began offering an additional three classes of shares, namely the Class A, B and C shares described herein. Returns shown for Class A, B and C shares for the periods prior to their inception are derived from the historical performance of Class S shares of the Scudder Small Company Value Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
c On December 3, 2001, the Fund began offering an additional three classes of shares, namely the Class A, B and C shares described herein. Returns shown for Class A, B and C shares for the periods prior to their inception are derived from the historical performance of Class S shares of the Scudder Small Company Value Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
+ The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth rates.
++ The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2,000 small U.S. stocks.
+++ The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

Recent data suggest that the economic recovery seen earlier in the year has lost some of its momentum.

For a strong, self-sustaining expansion to take hold, we would need to see two things: Companies have to start increasing their investment in capital goods (such as equipment), and the labor market has to improve. Earlier this year, business investment spending was starting to revive and the labor market was improving modestly. But the latest indicators are less encouraging.

A sharp decline in capital goods orders and anemic hiring suggest a lack of corporate confidence in the economy. With all the concerns about corporate governance, firms may be hunkering down instead of taking the risks of investing and hiring.

With the recovery showing signs of losing steam, there is no near-term prospect of the Federal Reserve Board taking back some of last year's interest rate cuts. In fact, the possibility now exists of a further Fed easing. But that would require clearer signs that the recovery is faltering. We think it likely that the Fed will keep interest rates steady for the next few quarters (until convincing signs of a recovery emerge) - unless the economy really stumbles. In this case, the Fed will likely cut aggressively, regardless of how low the federal funds rate already is.

The good news: Consumer spending and housing - supported by low interest rates and stimulative monetary and fiscal policies - remain resilient, and this, we think, should be enough to keep a modest recovery going until factors slowing the economy (such as equity market correction and corporate accounting scandals) dissipate.

If moderate recovery persists, as we expect, the fixed-income markets will likely give up some of their recent gains. But a backdrop of modest growth, low inflation, and steady Fed policy suggest any backup in rates is apt to be limited in the near-term.

How will the equity markets fare? They have been returning to reality after a long period of excessive valuations. The markets have since been purging this excess, bringing equity prices back to reality. The adjustment may be nearing completion, but returns are unlikely to come close on a sustained basis to the heady (and unjustifiable) gains of the late 1990s.

Economic Guideposts Data as of 7/31/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	U.S. Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in U.S. consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Asset Management

Internationally, the war on terrorism and accounting concerns are weighing on the market - but the economic recovery (which, although slow, seems imminent) supports the stock market and poses a risk to bonds. Further weakness in the U.S. dollar is likely, due to extremely low U.S. interest rates and reduced investor appetite for U.S. assets.

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Investment Management Americas Inc. as of August 8, 2002, and may not actually come to pass.

Portfolio Management Review

Scudder Small Company Value Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Small Company Value Fund. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Co-Manager Joshua Feuerman joined the Advisor in 1999 and the fund team in 2002. Mr. Feuerman has 13 years of investment industry experience.

Co-Manager Michael Patchen joined the Advisor in 2000 and the fund team in 2002. Mr. Patchen has six years of investment industry experience.

In the following interview, Portfolio Managers Joshua Feuerman and Michael Patchen - who assumed the management of Scudder Small Company Value Fund on April 8, 2002 - discuss the fund's market environment and strategy for its most recent fiscal year ended July 31, 2002.

Q: How did Scudder Small Company Value Fund perform over its most recent fiscal year?

A: During a volatile period for stocks, the fund performed well on a competitive basis. For the 12 months ended July 31, 2002, the fund posted a -2.69 percent return (Class S shares), compared with the -5.51 percent return of its benchmark, the Russell 2000 Value Index, over the same period. The average return of similar Small-Cap Value funds as measured by Lipper, Inc., during the 12-month period was -6.88 percent.During a volatile period for stocks, the fund performed well on a competitive basis. For the 12 months ended July 31, 2002, the fund posted a -2.94 percent return (Class A shares, unadjusted for sales charge), compared with the -5.51 percent return of its benchmark, the Russell 2000 Value Index, over the same period. The average return of similar Small-Cap Value funds as measured by Lipper, Inc., during the 12-month period was -6.88 percent.

Q: Will you characterize the environment for small company value stocks over the past 12 months?

A: It was a relatively strong environment, up until this past July, when stocks sold off indiscriminately across the board. For July 2002, the Russell 2000 Value Index declined 14.86 percent, while the unmanaged Standard & Poor's 500 Index, a group of large company stocks that is not available for direct investment, was down 7.79 percent. For the entire 12-month period ended July 31, the Russell 2000 Value was down only 5.51 percent as we've said, whereas the S&P 500 was down 23.63 percent. Prior to July, small-cap value was actually up over the prior 11 months. So, overall, small-cap value stocks have continued to outperform larger-cap stocks.

Q: Why did this occur?

A: Larger-cap companies are bearing the brunt of a major reevaluation to which investors are subjecting the market right now. Small-cap companies hadn't participated as much in the "bubble," so they have been more resilient. That said, we don't try to market time value versus growth or small versus large cap. We let investors do their own asset allocation, and we try to add value by making what we hope are smart stock picks within the appropriate industry, using our quantitative techniques.

Q: What changes have you made since taking over as managers in April?

A: We have gone to what we believe is a more balanced investment style. The asset allocation decision of our investors is to have a portion of their portfolios in small-cap value stocks - the best-performing U.S. equity class over the past two years. To meet our investors' expectations, we try to stay close to the characteristics of the fund's benchmark, the Russell 2000 Value Index. This being a value fund already, we don't feel the need to go any deeper into value as an investment style than the benchmark already does.

The fund holds approximately 190 stocks, with the largest individual stock weightings at about 2 percent of total assets. The fund's beta (a measure of the relative volatility of stocks within the portfolio compared with its benchmark) versus the Russell 2000 Value Index, was 1.04 at the close of the period, meaning that the fund's volatility should be on par with its benchmark.

Though we attempt to remain "neutral" compared with the benchmark in terms of volatility, in certain relatively illiquid sectors such as small-cap banks, technology and biotech - as well as some materials stocks - we are especially cautious in how we invest. That's why we use a computer model to measure the impact on transaction costs based on the volume of shares of a particular stock that we are looking to trade - say, 1,000 shares versus 10,000 shares of a particular stock. Small-cap value is an area of the stock market in which we as managers feel a particular need to closely monitor transaction costs.

Q: What other changes have you made?

A: One of the ways that we put our investment philosophy into action is to take small positions in a large number of stocks to diversify stock price risk and apply our economic intuition in a systematic and rigorous manner. We take the subjective judgment that most other portfolio managers apply at the end of their investment-decision process and place it near the beginning, where we decide what sorts of factors and styles we want to use in our quantitative model - again, using a balanced approach.

Q: Are you planning any particular adjustments to your model over the coming months?

A: Our transition from the prior model has been complete for several months now. But we continually update our processes as we come up with new research ideas. For example, in light of recent events, we've been looking into the buy/sell/hold recommendations of Wall Street analysts. As a group these people have been put in a bad light, because some have been seen as kowtowing to investment banking interests within their own firms. We need to know how much we can rely on their assessments of earnings potential for various companies. So we went back and rated each analyst based on how accurate he or she has been in the past. Those are the analysts to whom we listen.

How the fund is managed

Investment Discipline

The fund's portfolio managers blend fundamental equity analysis and quantitative investment theory into a disciplined and systematic process. This technique minimizes subjectivity at the end of the investment-decision process and allows the team to analyze the broadest possible universe of stocks. The team's proprietary U.S. stock evaluation model incorporates valuation and growth investment parameters and is used to select securities. The managers believe that by combining techniques used by fundamental value investors with extensive growth and earnings analysis they can minimize investment style bias and ultimately produce a "pure" stock selection process that seeks to add value in any market environment. The team also incorporates technical analysis to capture short-term price changes and evaluate the market's responsiveness to new information. The performance objective for the portfolio is to outperform the Russell 2000 Value Index by taking a moderate level of risk relative to the index.

Portfolio Construction

The managers believe that consistent outperformance is derived from making many small "bets" while minimizing unintended risk exposures. As a result, portfolio holdings are extremely diversified with only nominal deviations from the benchmark's industry weightings. Given the liquidity concerns associated with trading small-cap stocks, market impact assumptions are incorporated within the process to maximize the trade-off between the anticipated pickup from trading and the costs associated with making these trades. The team also applies stock position, size and beta constraints to control residual risk.

Q: What is your outlook for the market and the fund over the coming months?

A: We think the coming months may prove challenging, but we believe that the worst of the bear market is over. The market will be trying to regain its footing and absorb the impact of new regulations meant to correct some of the accounting-related problems the corporate world has experienced. Small-cap value has performed well relative to other sectors of the market over the past year, however, and we expect that to continue. We are continuing to find opportunities to add value within this sector. Overall, we believe that Scudder Small Company Value Fund remains an attractive vehicle for investors seeking long-term growth of capital.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary July 31, 2002

Asset Allocation	7/31/02	7/31/01

Common Stocks	99%	99%
Cash Equivalents	1%	1%
	100%	100%

Stock Characteristics
Weighted Average Market Values	Fund	Russell 2000 Value	Russell 2000	S&P 500
Small Companies ($ millions) Market Capitalization	732	603	609	80,900
Value Orientation P/E Trailing Six Months	13.8x	15.1x	16.4x	21.2x
Price/Sales	.5x	.5x	.7x	1.3x
Price/Book Value	1.4x	1.2x	1.5x	2.8x

Asset allocation and stock characteristics are subject to change.

Ten Largest Equity Holdings at July 31, 2002 (14.1% of Portfolio)
1. Benchmark Electronics, Inc. Provider of contract electronics manufacturing and design services	1.7%
2. OSI Pharmaceuticals, Inc. Researcher and developer that specializes in drug discovery, preclinical research and drug development	1.6%
3. Flagstar Bancorp., Inc. Provider of banking services	1.6%
4. Silgan Holdings, Inc. Manufacturer of consumer goods packaging products	1.5%
5. A. Schulman, Inc. Supplier of plastic compounds and resins	1.4%
6. Veritas DGC, Inc. Provider of land, transition zone, and marine-based seismic data acquisition	1.3%
7. Sandisk Corp. Manufacturer of flash memory data storage products	1.3%
8. Hollywood Entertainment Corp. Owner and operator of video retail superstores	1.3%
9. Stone Energy Corp. Explorer of oil and gas	1.2%
10. Delphi Financial Group, Inc. Underwriter of life, disability and personal accident insurance	1.2%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 18. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of July 31, 2002

	Shares	Value ($)
Common Stocks 99.0%
Consumer Discretionary 16.3%
Auto Components 1.6%
Dura Automotive Systems, Inc.*	105,600	1,471,008
Tower Automotive, Inc.*	322,685	2,416,911
		3,887,919
Hotel Restaurants & Leisure 2.1%
Aztar Corp.*	105,200	1,472,800
Bob Evans Farms, Inc.	66,400	1,816,040
Isle of Capri Casinos, Inc.*	95,300	1,882,175
		5,171,015
Household Durables 0.8%
American Greeting Corp. "A"	105,500	1,695,385
Fleetwood Enterprises, Inc.	8,500	35,275
Lancaster Colony Corp.	3,300	123,321
		1,853,981
Leisure Equipment & Products 0.7%
Action Performance Companies, Inc.*	22,200	617,160
Polaris Industries, Inc.	15,400	1,047,354
		1,664,514
Multiline Retail 0.8%
ShopKo Stores, Inc.*	110,400	1,823,808
Specialty Retail 8.0%
Aaron Rents, Inc.	53,600	1,155,080
Claire's Stores, Inc.	119,800	2,156,400
Footstar, Inc.*	7,700	134,365
Hollywood Entertainment Corp.*	191,000	3,078,920
Hughes Supply, Inc.	62,300	2,260,244
Movie Gallery, Inc.*	25,400	420,370
OfficeMax, Inc.*	540,900	2,515,185
Payless ShoeSource, Inc.*	38,100	1,709,928
PETsMART, Inc.*	97,200	1,403,568
Pomeroy Computer Resources, Inc.*	51,200	645,632
Regis Corp.	64,100	1,626,858
The Finish Line, Inc. "A"*	37,600	494,440
The Pep Boys	118,500	1,604,490
Trans World Entertainment Corp.*	39,800	224,870
		19,430,350
Textiles, Apparel & Luxury Goods 2.3%
Kellwood Co.	96,700	2,533,540
Oxford Industries, Inc.	48,100	1,111,110
Russell Corp.	119,900	1,966,360
		5,611,010
Consumer Staples 3.2%
Food & Drug Retailing 1.0%
Nash-Finch Co.	59,200	1,394,160
Pathmark Stores, Inc.*	57,600	946,944
		2,341,104
Food Products 1.7%
J & J Snack Foods Corp.*	38,100	1,522,095
Lance, Inc.	52,700	658,750
Pilgrim's Pride Corp.	79,800	805,980
Ralcorp Holdings, Inc.*	30,700	761,360
Sensient Technologies Corp.	24,800	530,968
		4,279,153
Tobacco 0.5%
Schweitzer-Mauduit International, Inc.	52,100	1,156,620
Energy 4.9%
Energy Equipment & Services 2.1%
Offshore Logistics, Inc.*	95,100	1,766,958
Seacor Smit, Inc.*	2,000	79,440
Veritas DGC, Inc.*	259,200	3,193,344
		5,039,742
Oil & Gas 2.8%
Cabot Oil & Gas Corp. "A"	30,800	643,720
Penn Virginia Corp.	24,400	845,704
St. Mary Land & Exploration Co.	111,100	2,266,440
Stone Energy Corp.*	87,700	2,980,046
Swift Energy Co.*	3,000	39,780
		6,775,690
Financials 27.7%
Banks 11.4%
BancorpSouth, Inc.	28,700	571,130
BankAtlantic Bancorp., Inc. "A"	92,700	838,935
BankUnited Financial Corp. "A"*	95,000	1,615,000
Commercial Federal Corp.	104,400	2,740,500
Downey Financial Corp.	10,100	429,957
East West Bancorp, Inc.	27,100	937,389
First Sentinel Bancorp., Inc.	108,500	1,475,600
Flagstar Bancorp., Inc.	188,550	3,823,794
Hancock Holding Co.	17,700	1,194,750
Harbor Florida Bancshares, Inc.	1,900	43,795
Independence Community Bank Corp.	24,300	738,477
Irwin Financial Corp.	51,500	852,325
Local Financial Corp.*	122,500	1,837,500
MAF Bancorp., Inc.	22,800	793,440
NetBank, Inc.*	94,200	856,278
OceanFirst Financial Corp.	39,605	824,576
R & G Financial Corp. "B"	36,400	726,180
Sandy Spring Bancorp., Inc.	28,650	843,743
Seacoast Financial Services Corp.	35,700	745,059
Silicon Valley Bancshares*	9,200	199,088
Staten Island Bancorp., Inc.	42,100	830,212
Susquehanna Bancshares, Inc.	38,100	804,367
The South Financial Group, Inc.	27,200	558,198
UMB Financial Corp.	38,335	1,642,655
Waypoint Financial Corp.	95,100	1,707,045
Whitney Holding Corp.	2,700	85,617
		27,715,610
Diversified Financials 1.0%
American Capital Strategies Ltd.	68,600	1,741,754
DVI, Inc.*	38,000	566,960
		2,308,714
Insurance 4.3%
American Medical Security Group, Inc.*	63,200	887,328
Delphi Financial Group, Inc. "A"	70,900	2,825,365
National Western Life Insurance Co. "A"*	4,000	433,680
Philadelphia Consolidated Holding Corp.*	60,000	2,413,800
Stancorp Financial Group	20,800	1,160,224
Stewart Information Services Corp.*	92,400	1,677,060
The Midland Co.	51,600	1,141,392
		10,538,849
Real Estate 11.0%
Amli Residential Properties Trust (REIT)	17,900	408,120
Anthracite Capital, Inc. (REIT)	94,900	1,048,645
Capital Automotive (REIT)	39,500	891,120
CBL & Associates Properties, Inc. (REIT)	28,700	1,053,577
CenterPoint Properties Corp. (REIT)	500	29,210
Chelsea Property Group, Inc. (REIT)	10,100	341,582
Commercial Net Lease Realty (REIT)	18,700	302,753
Federal Realty Investment Trust (REIT)	400	10,920
Felcor Suite Hotels (REIT)	57,500	865,375
Glimcher Realty Trust (REIT)	46,900	890,162
Health Care, Inc. (REIT)	56,900	1,678,550
Healthcare Realty Trust, Inc. (REIT)	47,600	1,499,400
Home Properties of New York, Inc. (REIT)	24,700	889,447
HRPT Properties Trust (REIT)	140,700	1,163,589
Koger Equity, Inc. (REIT)	51,000	909,330
Kramont Realty Trust (REIT)	22,500	315,000
Lexington Corporate Properties Trust (REIT)	74,400	1,196,352
LNR Property Corp.	31,900	1,044,725
Macerich Company (REIT)	300	8,970
Meristar Hospitality Corp. (REIT)	27,200	374,000
Nationwide Health Properties, Inc. (REIT)	64,900	1,199,352
Pan Pacific Retails Properties, Inc. (REIT)	40,800	1,409,640
Pennsylvania Real Estate Investment Trust (REIT)	21,400	549,980
Post Properties, Inc. (REIT)	44,300	1,305,078
Prentiss Properties Trust (REIT)	42,100	1,194,798
Prime Group Realty Trust (REIT)	11,700	66,690
Realty Income Corp. (REIT)	13,800	466,440
Redwood Trust, Inc. (REIT)	34,100	958,210
SL Green Realty Corp. (REIT)	35,200	1,135,200
Sovran Self Storage, Inc. (REIT)	32,100	1,054,485
Taubman Centers, Inc. (REIT)	85,400	1,265,628
Thornburg Mortgage, Inc. (REIT)	54,900	1,131,489
		26,657,817
Health Care 6.8%
Biotechnology 2.5%
Applera Corp.*	200,100	2,107,053
OSI Pharmaceuticals, Inc.*	131,200	3,930,752
		6,037,805
Health Care Providers & Services 2.2%
Beverly Enterprises, Inc.*	263,500	835,295
Coventry Health Care, Inc.*	69,000	2,080,350
Service Corp. International*	221,200	497,700
U.S. Oncology, Inc.*	256,800	1,879,776
		5,293,121
Pharmaceuticals 2.1%
Alpharma, Inc. "A"	223,200	2,490,912
Ligand Pharmaceuticals "B"*	300,100	2,688,896
		5,179,808
Industrials 13.1%
Aerospace & Defense 2.1%
Curtiss-Wright Corp.	32,300	2,157,640
Moog, Inc.*	21,100	700,520
Triumph Group, Inc.*	54,900	2,171,295
		5,029,455
Air Freight & Logistics 0.3%
J.B. Hunt Transport Services, Inc.*	28,000	736,960
Airlines 0.1%
UAL Corp.*	23,900	142,205
Building Products 1.8%
Griffon Corp.	121,990	1,842,049
Lennox International, Inc.	148,700	2,468,420
		4,310,469
Commercial Services & Supplies 2.6%
Banta Corp.	47,500	1,563,700
Casella Waste Systems, Inc.*	132,100	1,142,665
Global Payments, Inc.	37,900	985,400
John H. Harland Co.	81,000	1,967,490
Wallace Computer Services, Inc.	33,600	593,040
		6,252,295
Construction & Engineering 0.8%
URS Corp.*	84,300	1,875,675
Electrical Equipment 0.4%
Power-One, Inc.*	231,500	1,055,640
Industrial Conglomerates 0.8%
Carlisle Companies, Inc.	48,000	2,072,160
Machinery 1.7%
Actuant Corp. "A"*	19,100	711,475
ESCO Technologies, Inc.*	19,400	562,600
Harsco Corp.	2,600	76,336
IDEX Corp.	85,800	2,672,670
The Manitowoc Co., Inc.	2,700	88,020
		4,111,101
Road & Rail 2.5%
Dollar Thrifty Automotive Group, Inc.*	36,100	700,340
Roadway Corp.	35,900	1,054,024
Werner Enterprises, Inc.	111,700	2,150,225
Yellow Corp.*	90,200	2,255,000
		6,159,589
Information Technology 11.9%
Communications Equipment 2.5%
Arris Group, Inc.*	617,900	2,527,211
Black Box Corp.*	29,600	1,000,776
CommScope, Inc.*	271,200	2,034,000
Inter-Tel, Inc.	28,600	597,168
		6,159,155
Computers & Peripherals 1.7%
Maxtor Corp.*	136,800	513,000
Sandisk Corp.*	220,000	3,168,000
Western Digital Corp.*	94,700	420,468
		4,101,468
Electronic Equipment & Instruments 3.6%
Anixter International, Inc.*	123,000	2,656,800
Benchmark Electronics, Inc.*	161,200	4,233,112
Checkpoint Systems, Inc.*	61,700	673,764
Pioneer-Standard Electronics, Inc.	131,200	1,154,560
		8,718,236
Internet Software & Services 1.0%
DoubleClick, Inc.*	168,300	801,108
EarthLink, Inc.*	196,900	901,802
Openwave Systems, Inc.*	161,900	161,900
United Online, Inc.	53,600	472,216
		2,337,026
IT Consulting & Services 0.3%
ProQuest Co.*	22,100	651,950
Semiconductor Equipment & Products 2.2%
Cree, Inc.*	141,400	2,137,968
ESS Technology, Inc.*	124,700	1,621,100
GlobespanVirata, Inc.*	47,400	167,796
Zoran Corp.*	109,100	1,555,766
		5,482,630
Software 0.6%
Ascential Software Corp.*	304,400	745,780
J.D. Edwards & Co.*	2,300	25,576
Liberate Technologies, Inc.*	5,600	13,440
Novell, Inc.*	285,200	635,996
Peregrine Systems, Inc.*	121,800	29,232
		1,450,024
Materials 8.6%
Chemicals 3.4%
A. Schulman, Inc.	184,300	3,448,252
Airgas, Inc.*	77,100	1,134,141
Albermarle Corp.	4,100	121,196
Cytec Industries, Inc.*	21,300	595,548
Great Lakes Chemicals Corp.	70,600	1,774,178
Stepan Co.	43,100	1,236,970
		8,310,285
Construction Materials 0.4%
Florida Rock Industries, Inc.	27,800	945,200
Containers & Packaging 3.3%
Crown Cork & Seal Co.*	482,000	1,662,900
Myers Industries, Inc.	86,442	1,424,564
Rock-Tenn Co. "A"	99,400	1,187,830
Silgan Holdings, Inc.*	119,400	3,679,908
		7,955,202
Metals & Mining 1.5%
Commercial Metals Co.	43,800	817,746
Quanex Corp.	79,600	2,801,920
		3,619,666
Utilities 6.5%
Electric Utilities 2.1%
Cleco Corp.	25,300	378,488
PNM Resources, Inc.	81,100	1,617,945
UIL Holdings Corp.	29,000	1,262,950
WPS Resources Corp.	53,300	1,940,120
		5,199,503
Gas Utilities 3.3%
Energen Corp.	67,200	1,659,840
New Jersey Resources Corp.	64,450	1,946,390
Northwest Natural Gas Co.	62,800	1,764,680
ONEOK, Inc.	99,800	1,846,300
Piedmont Natural Gas Co.	20,600	696,280
		7,913,490
Multi-Utilities & Unregulated Power 1.1%
Avista Corp.	97,400	1,193,150
Sierra Pacific Resources	96,600	604,716
Westar Energy, Inc.	77,300	905,956
		2,703,822
Total Common Stocks (Cost $258,464,351) (c)		240,059,836
	Principal Amount ($)	Value ($)
U.S. Treasury Obligations 0.6%
U.S. Treasury Bill, 1.73%, 8/1/2002 (Cost $1,500,000) (c)	1,500,000	1,500,000
	Shares	Value ($)
Cash Equivalents 0.4%
Scudder Cash Management QP Trust, 1.88% (b) (Cost $1,024,202)	1,024,202	1,024,202
Total Investment Portfolio - 100.0% (Cost $260,988,553) (a)		242,584,038

* Non-income producing security.
(a) The cost for federal income tax purposes was $262,030,412. At July 31, 2002, net unrealized depreciation for all securities based on tax cost was $19,446,374. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $13,670,626 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $33,117,000.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) At July 31, 2002, this security has been pledged in whole or in part, to cover initial margin requirements for open futures contracts.
At July 31, 2002, open futures contracts purchased were as follows:
Futures	Expiration	Contracts	Aggregate Face Value ($)	Value ($)
Russell 2000	9/19/2002	9	1,755,054	1,766,925
Total unrealized appreciation on open futures contracts purchased				11,871

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of July 31, 2002
Assets
Investments in securities, at value (cost $260,988,553)	$ 242,584,038
Cash	1,108,074
Dividends receivable	261,934
Receivable for Fund shares sold	1,856,736
Other receivable	23,170
Total assets	245,833,952
Liabilities
Payable for Fund shares redeemed	345,387
Payable for daily variation margin on open futures contracts	39,825
Accrued management fee	168,922
Other accrued expenses and payables	105,865
Total liabilities	659,999
Net assets, at value	$ 245,173,953
Net Assets
Net assets consist of: Undistributed net investment income	547,709
Net unrealized appreciation (depreciation) on:
Investments	(18,404,515)
Futures	11,871
Accumulated net realized gain (loss)	26,840,801
Paid-in capital	236,178,087
Net assets, at value	$ 245,173,953

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of July 31, 2002 (continued)
Net Asset Value
Class S Net Asset Value, offering and redemption price per share ($240,407,840 / 11,562,635 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized) (a)	$ 20.79
Class A Net Asset Value and redemption price per share ($2,765,874 / 133,183 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 20.77
Maximum offering price per share (100 / 94.25 of $20.77)	$ 22.04
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($1,570,377 / 75,834 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 20.71
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($429,862 / 20,757 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 20.71

(a) Redemption price per share for shares held less than one year is equal to net asset value less a 1.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended July 31, 2002
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,418)	$ 4,315,553
Interest	134,939
Total Income	4,450,492
Expenses: Management fee	1,884,688
Administrative fee	1,131,204
Distribution service fees	5,095
Trustees' fees and expenses	9,132
Other	13,158
Total expenses, before expense reductions	3,043,277
Expense reductions	(517)
Total expenses, after expense reductions	3,042,760
Net investment income (loss)	1,407,732
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments	34,341,721
Futures	(871,309)
33,470,412
Net unrealized appreciation (depreciation) during the period on:
Investments	(44,750,633)
Futures	11,871
(44,738,762)
Net gain (loss) on investment transactions	(11,268,350)
Net increase (decrease) in net assets resulting from operations	$ (9,860,618)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended July 31,
	2002	2001
Operations: Net investment income (loss)	$ 1,407,732	$ 384,850
Net realized gain (loss) on investment transactions	33,470,412	7,842,215
Net unrealized appreciation (depreciation) on investment transactions during the period	(44,738,762)	38,415,048
Net increase (decrease) in net assets resulting from operations	(9,860,618)	46,642,113
Distributions to shareholders from: Net investment income:
Class S	(933,909)	(260,098)
Class A	(150)	-
Class B	(2)	-
Class C	(17)	-
Fund share transactions: Proceeds from shares sold	106,006,335	71,069,263
Net assets acquired in tax-free reorganization	-	1,465,385
Reinvestment of distributions	884,692	244,889
Cost of shares redeemed	(72,469,419)	(58,484,457)
Redemption fees	63,198	68,322
Net increase (decrease) in net assets from Fund share transactions	34,484,806	14,363,402
Increase (decrease) in net assets	23,690,110	60,745,417
Net assets at beginning of period	221,483,843	160,738,426
Net assets at end of period (including undistributed net investment income of $547,709 and $260,161, respectively)	$ 245,173,953	$ 221,483,843

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 20.89
Income (loss) from investment operations: Net investment income (loss)[b]	.03
Net realized and unrealized gain (loss) on investment transactions	(.09)
Total from investment operations	(.06)
Less distributions from: Net investment income	(.07)
Redemption fees	.01
Net asset value, end of period	$ 20.77
Total Return (%)[c]	(.24)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3
Ratio of expenses (%)	1.48*
Ratio of net investment income (loss) (%)	.23*
Portfolio turnover rate (%)	157
[a] For the period from December 3, 2001 (commencement of sales of Class A shares) to July 31, 2002.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charge.
* Annualized
** Not annualized

Class B
2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 20.89
Income (loss) from investment operations: Net investment income (loss)[b]	(.09)
Net realized and unrealized gain (loss) on investment transactions	(.07)
Total from investment operations	(.16)
Less distributions from: Net investment income	(.03)
Redemption fees	.01
Net asset value, end of period	$ 20.71
Total Return (%)[c]	(.74)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2
Ratio of expenses (%)	2.28*
Ratio of net investment income (loss) (%)	(.57)*
Portfolio turnover rate (%)	157
[a] For the period from December 3, 2001 (commencement of sales of Class B shares) to July 31, 2002.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charge.
* Annualized
** Not annualized

Class C
2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 20.89
Income (loss) from investment operations: Net investment income (loss)[b]	(.08)
Net realized and unrealized gain (loss) on investment transactions	(.08)
Total from investment operations	(.16)
Less distributions from: Net investment income	(.03)
Redemption fees	.01
Net asset value, end of period	$ 20.71
Total Return (%)[c]	(.73)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.43
Ratio of expenses (%)	2.26*
Ratio of net investment income (loss) (%)	(.55)*
Portfolio turnover rate (%)	157
[a] For the period from December 3, 2001 (commencement of sales of Class C shares) to July 31, 2002.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charge.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Small Company Value Fund (the "Fund") is a diversified series of Scudder Securities Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. On December 3, 2001, the Fund commenced offering additional classes: Class A, Class B and Class C. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S shares of the Fund are generally not available to new investors. Class S shares are not subject to initial or contingent deferred sales charges. Certain detailed information for the Class S shares is provided separately and is available upon request.Certain detailed information for the Class A, B and C shares is provided separately and is available upon request.Certain detailed information for the Class S shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount (``initial margin'') equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (``variation margin'') are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At July 31, 2002, the Fund's components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income*	$ 547,709
Undistributed net long-term capital gains	$ 27,794,156
Capital loss carryforwards	$ -
Unrealized appreciation (depreciation) on investments	$ (19,446,374)

In addition, during the year ended July 31, 2002 the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Distributions from ordinary income*	$ 934,078

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Redemption Fees. Upon the redemption or exchange of shares held by Class S shareholders for less than one year, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

B. Purchases and Sales of Securities

During the year ended July 31, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $419,156,041 and $385,268,192, respectively.

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreements with ZSI were terminated and DeIM became the investment advisor for the Fund. The Investment Management Agreement (the "Management Agreement") is the same in all material respects as the corresponding previous Management Agreement.

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.75% of the first $500,000,000 of the Fund's average daily net assets, and 0.70% of such net assets in excess of $500,000,000 of the Fund's average daily net assets computed and accrued daily and payable monthly. Accordingly, for the year ended July 31, 2002, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.75% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee") of 0.45%, 0.475%, 0.525% and 0.50% of average daily net assets of Class S, A, B and C shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of Independent Trustees (including the fees and expenses of their independent counsel). For the year ended July 31, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at July 31, 2002
Class S	$ 1,127,113	$ 101,637
Class A	1,988	770
Class B	1,676	547
Class C	427	167
	$ 1,131,204	$ 103,121

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the period December 3, 2001 (commencement of sales) through July 31, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at July 31, 2002
Class B	$ 2,395	$ 781
Class C	641	251
	$ 3,036	$ 1,032

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these firms based upon the assets of shareholder accounts the firms service. For the period December 3, 2001 (commencement of sales) through July 31, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at July 31, 2002	Effective Rate
Class A	$ 1,047	$ 334.25%
Class B	798	262.25%
Class C	214	84.25%
	$ 2,059	$ 680

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the period December 3, 2001 (commencement of sales) through July 31, 2002, aggregated $2,025.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the period December 3, 2001 (commencement of sales) through July 31, 2002, the CDSC for Class B and C shares aggregated $137 and $2, respectively.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), formerly Zurich Scudder Cash Management QP Trust, and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated Fund's investments in the QP Trust. Distributions from the QP Trust to the Fund for the year ended July 31, 2002, totaled $128,095 and are reflected as interest income on the statement of operations.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended July 31, 2002, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $517 for custodian credits earned.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended July 31, 2002		Year Ended July 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	-	$ -	398*	$ 7,147*
Class S	4,422,396	100,129,361	3,632,106	71,062,116
Class A**	142,167	3,164,290	-	-
Class B**	84,052	1,970,965	-	-
Class C**	31,813	741,719	-	-
		$ 106,006,335		$ 71,069,263
Shares issued in tax-free reorganization
Class S	-	$ -	84,363	$ 1,465,385
Shares issued to shareholders in reinvestment of distributions
Class S	40,989	$ 884,542	13,382	$ 244,889
Class A**	7	150	-	-
		$ 884,692		$ 244,889
Shares redeemed
Class AARP	-	$ -	(398)*	$ (7,823)*
Class S	(3,228,076)	(71,818,594)	(3,097,775)	(58,476,634)
Class A**	(8,991)	(207,733)	-	-
Class B**	(8,218)	(193,241)	-	-
Class C**	(11,056)	(249,851)	-	-
		$ (72,469,419)		$ (58,484,457)
Redemption fees
Class S	-	$ 63,198	-	$ 68,322
Net increase (decrease)
Class AARP	-	$ -	-	$ (676)*
Class S	1,235,309	29,258,507	632,076	14,364,078
Class A**	133,183	2,956,707	-	-
Class B**	75,834	1,777,724	-	-
Class C**	20,757	491,868	-	-
		$ 34,484,806		$ 14,363,402

* For the period from October 2, 2000 (commencement of sales of Class AARP shares) to February 28, 2001 (liquidation of Class AARP).
** For the period from December 3, 2001 (commencement of sales of Class A, B, and C shares) to July 31, 2002.

F. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Acquisition of Assets

On August 25, 2000, the Fund acquired all the net assets of Scudder Tax Managed Small Company Fund pursuant to a plan of reorganization approved by shareholders on July 13, 2000. The acquisition was accomplished by a tax-free exchange of 84,363 shares of the Fund for 107,215 shares of Scudder Tax Managed Small Company Fund outstanding on August 25, 2000. Scudder Tax Managed Small Company Fund's net assets at that date ($1,465,385), including $294,387 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $165,751,739. The combined net assets of the Fund immediately following the acquisition were $167,217,124.

Report of Independent Accountants

To the Trustees of Scudder Securities Trust and the Shareholders of Scudder Small Company Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights included herein, present fairly, in all material respects, the financial position of Scudder Small Company Value Fund (the "Fund") at July 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights of the classes presented for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights presented (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts September 17, 2002	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

Pursuant to section 852 of the Internal Revenue Code, the Fund designates $29,184,000 as capital gain dividends for its year ended July 31, 2002, of which 100% represents 20% rate gains.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Shareholder Meeting Results

A Special Meeting of Shareholders of Scudder Small Company Value Fund was held on March 28, 2002, at the office of Deutsche Investment Management Americas Inc. (formerly Zurich Scudder Investments, Inc.), Two International Place, Boston, Massachusetts. At the meeting, the following matter was voted upon by the shareholders (the resulting votes are presented below):

1. To approve a new investment management agreement for the fund with Deutsche Investment Management Americas Inc.

Affirmative	Against	Abstain
6,586,140	177,496	90,143

Trustees and Officers

The following table presents certain information regarding the Trustees of the fund as of July 31, 2002. Each Trustee's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Trustee has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period.

Non-Interested Trustees
Name, Age and Position(s) Held with the Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds/ Portfolios in Fund Complex Overseen	Other Directorships Held
Henry P. Becton, Jr. (58)
Trustee	1990- present	President, WGBH Educational Foundation	48	American Public Television; New England Aquarium; Becton Dickinson and Company (medical technology company); Mass Corporation for Educational Telecommunications; The A.H. Belo Company (media company); Committee for Economic Development; Concord Academy; Public Broadcasting Service; Boston Museum of Science

Dawn-Marie Driscoll (55)
Trustee	1987- present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988)	48	CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; Chairman, ICI Directors Services Committee
Edgar R. Fiedler (73)
Trustee	1995- present	Senior Fellow and Economic Counsellor, The Conference Board, Inc. (not-for-profit business research organization)	48	The Harris Insight Funds (registered investment companies)
Keith R. Fox (48)
Trustee	1996- present	Managing Partner, Exeter Capital Partners (private equity funds)	48	Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor)
Louis E. Levy (69)
Trustee	2002- present	Retired; Director of certain funds in the Deutsche Asset Management Family of Funds (formerly, the Flag Investors Family of Funds) (registered investment company) (1994-present); formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998)	48	Household International (banking and finance); ISI Family of Funds (registered investment companies); Kimberly-Clark Corporation (personal consumer products)
Jean Gleason Stromberg (58)
Trustee	1999- present	Consultant (1997-present); formerly, Director, U.S. General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996)	48	The William and Flora Hewlett Foundation
Jean C. Tempel (59)
Trustee	1994- present	Managing Partner, First Light Capital (venture capital group)	48	United Way of Mass Bay; Sonesta International Hotels, Inc.; Labnetics, Inc. (medical equipment company); Metatomix, Inc. (database management); Aberdeen Group (technology research); Northeastern University Funds and Endowment Committee; Connecticut College Finance Committee; Commonwealth Institute (not-for-profit start-up for women's enterprises); The Reference, Inc. (IT consulting for financial services)

Carl W. Vogt (66)
Trustee	2002- present	Director of certain funds in the Deutsche Asset Management Family of Funds (formerly, the Flag Investors Family of Funds) (registered investment companies) (1995-present); Senior Partner, Fulbright & Jaworski, L.L.P (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000)	63	Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board

Interested Trustee
Name, Age and Position(s) Held with the Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds/ Portfolios in Fund Complex Overseen	Other Directorships Held
Richard T. Hale** (57)
Chairman, Trustee and Vice President	2002- present	Managing Director of Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management Americas; Chairman, President and/or Director on the boards of certain other funds managed by DeIM or its affiliates; Director and President, Investment Company Capital Corp. (registered investment advisor) and Vice President, Deutsche Asset Management, Inc.	220	Director, Deutsche Global Funds, Ltd., CABEI Fund and North American Income Fund; formerly, Director, ISI Family of Funds (registered investment companies)

* Length of time served represents the date that each Trustee was first elected to a Scudder fund Board.
** Mr. Hale is considered an "interested person" of the fund because of his affiliation with the fund's Advisor.

The funds' Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

The following table presents information about each Officer of the fund as of July 31, 2002. Each Officer's age is in parentheses after his or her name. Unless otherwise noted, the address of each Officer is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103. The President, Treasurer and Secretary each holds office until his or her successor is duly elected and qualified; all other officers hold offices in accordance with the By-Laws of the fund. Each Officer of the Fund is an employee of Deutsche Asset Management.

Officers
Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
William F. Glavin, Jr.# (43)
President	2000-present	Managing Director of Deutsche Asset Management
James E. Fenger (43)
Vice President	1998-present	Managing Director of Deutsche Asset Management
Joshua Feuerman (36)
Vice President	2002-present	Managing Director of Deutsche Asset Management; formerly, head of international strategies, State Street Global Advisors
Richard T. Hale ## (57)
Chairman, Trustee and Vice President	2002-present	Managing Director of Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management Americas; Chairman, President and/or Director on the boards of certain other funds managed by DeIM or its affiliates; Director and President, Investment Company Capital Corp. (registered investment advisor) and Vice President, Deutsche Asset Management, Inc.

Daniel O. Hirsch## (48)
Vice President and Assistant Secretary	2002-present	Managing Director of Deutsche Asset Management; formerly, Principal, BT Alex. Brown Incorporated, (Deutsche Banc Alex. Brown Inc.); Assistant General Counsel, United States Securities and Exchange Commission

Sewall Hodges (47)
Vice President	1999-present	Managing Director of Deutsche Asset Management
John Millette (39)
Vice President and Secretary	1999-present	Vice President of Deutsche Asset Management
Kenneth Murphy (38)
Vice President	2002-present	Vice President of Deutsche Asset Management; formerly, Director of Transfer Agent Compliance, John Hancock Signature Services
Blair J. Treisman (34)
Vice President	2000-present	Vice President of Deutsche Asset Management
Gary L. French (51)
Treasurer	2002-present	Managing Director of Deutsche Asset Management; formerly, President of UAM Fund Services, Inc.
John R. Hebble (44)
Assistant Treasurer	1998-present	Senior Vice President of Deutsche Asset Management
Thomas Lally (34)
Assistant Treasurer	2001-present	Senior Vice President of Deutsche Asset Management
Brenda Lyons (39)
Assistant Treasurer	2000-present	Senior Vice President of Deutsche Asset Management
Caroline Pearson (40)
Assistant Secretary	1997-present	Managing Director of Deutsche Asset Management; formerly, Associate, Dechert (law firm)

# Address: 222 South Riverside Plaza, Chicago, Illinois
## Address: One South Street, Baltimore, Maryland

Investment Products and Services

Scudder Funds
Core
Scudder Blue Chip Fund
Scudder Focus Value+Growth Fund
Scudder Growth and Income Fund
Scudder S&P 500 Stock Fund
Scudder Select 500 Fund
Scudder Small Company Stock Fund
Scudder Target 2012 Fund
Scudder Total Return Fund
Growth
Scudder 21st Century Growth Fund
Scudder Aggressive Growth Fund
Scudder Capital Growth Fund
Scudder Dynamic Growth Fund
Scudder Growth Fund
Scudder Large Company Growth Fund
Scudder Select 1000 Growth Fund
Value
Scudder Contrarian Fund
Scudder-Dreman High Return Equity Fund
Scudder-Dreman Small Cap Value Fund
Scudder Small Company Value Fund
Scudder Large Company Value Fund
Sector
Scudder-Dreman Financial Services Fund
Scudder Gold & Precious Metals Fund
Scudder Health Care Fund
Scudder RREEF Real Estate Securities Fund
Scudder Technology Fund
Scudder Technology Innovation Fund
Asset Allocation
Scudder Pathway Conservative Portfolio
Scudder Pathway Moderate Portfolio
Scudder Pathway Growth Portfolio
Global/International
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder Latin America Fund
Scudder New Europe Fund
Scudder Pacific Opportunities Fund
Income
Scudder Cash Reserves Fund
Scudder Floating Rate Fund
Scudder High Yield Fund
Scudder High Yield Opportunity Fund
Scudder Income Fund
Scudder Short-Term Bond Fund
Scudder Strategic Income Fund
Scudder U.S. Government Securities Fund
Tax-Free Income
Scudder California Tax-Free Income Fund
Scudder Florida Tax-Free Income Fund
Scudder High Yield Tax-Free Fund
Scudder Managed Municipal Bonds
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder New York Tax-Free Income Fund

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Municipal Income Trust
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
The Germany Fund
The New Germany Fund
The Central European Equity Fund

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Dechert

Ten Post Office Square South Boston, MA 02109
Shareholder Service Agent and Transfer Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Accountants

PricewaterhouseCoopers LLP

160 Federal Street Boston, MA 02109
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Notes

Notes

Notes

Notes